Transactions with Related Parties (Details) (Narrative6) (Company's Chairman, President and Chief Executive Officer [Member], USD $) In Thousands, except Per Share data, unless otherwise specified	0 Months Ended
	Dec. 21, 2010	Dec. 21, 2010
Company's Chairman, President and Chief Executive Officer [Member]
Transactions with Related Parties
Common Shares	2,869,428
Percentage of common stock	2.38%
Offering Price		$ 17.5
Name of subsidiary	Ocean Rig UDW